Right to Receive Cryptocurrencies, Net - Schedule of Right to Receive Cryptocurrencies (Details) - USD ($) $ in Thousands	Mar. 31, 2026	Apr. 01, 2025	Mar. 31, 2025	Apr. 01, 2024	Mar. 31, 2024	Apr. 01, 2023
Schedule of Right to Receive Cryptocurrencies [Abstract]
Cryptocurrencies investments	$ 3,850
Cryptocurrencies held at brokerage accounts	164
Gross	4,014
Less: allowance for credit losses	(74)
Total	$ 3,940